UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   February 24, 2011

POKERTEK, INC.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-51572	61-1455265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 Crews Road, Suite F Matthews, North Carolina	28105
(Address of Principal Executive Offices)	(Zip Code)

(704) 849-0860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Form 8-K is being filed herewith due to Exhibit 99.1 being inadvertently filed with the incorrect press release. This filing corrects that error; no other changes have been made to the Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On February 24, 2011, PokerTek, Inc. issued a press release announcing its financial results for its fourth quarter ended December 31, 2010. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 3.03 Material Modification to Rights of Security Holders;
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 24, 2011, we filed Articles of Amendment to our Restated Articles of Incorporation (the “Amendment”) to implement a one-for-two-point-five reverse split of our common stock (the “Reverse Split”), as previously authorized and approved at our annual meeting of shareholders on June 22, 2010. The Reverse Split will be effective as of 11:59 p.m. (Eastern Time) on February 24, 2011, and our common stock begins trading on the NASDAQ Capital Market on a post-split basis on February 25, 2011.

As a result of the Reverse Split, every two-point-five (2.5) shares of common stock will be combined into one (1) share of common stock. The Reverse Split affects all our common stock outstanding immediately prior to the effective time of the Reverse Split as well as the number of shares of common stock available for issuance under our stock incentive plans. In addition, the Reverse Split will effect a reduction in the number of shares of common stock issuable upon the exercise of outstanding stock options or warrants. Shareholders will not receive fractional post-reverse stock split shares in connection with the Reverse Stock Split. Instead, all fractional shares will be rounded up to the next whole share.

The full text of the Amendment is furnished as Exhibit 3.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release, dated February 24, 2011, announcing the financial results of PokerTek, Inc. for its fourth quarter ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PokerTek, Inc.

Date:	February 24, 2011	By:	/s/ Mark D. Roberson
Mark D. Roberson, Chief Executive Officer
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated February 24, 2011, announcing the financial results of PokerTek, Inc. for its fourth quarter ended December 31, 2010.